UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 6, 2020

PATTERSON COMPANIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota	0-20572	41-0886515
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1031 Mendota Heights Road

St. Paul, Minnesota 55120

(Address of Principal Executive Offices, including Zip Code)

(651) 686-1600

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01	PDCO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On April 6, 2020, Patterson Companies, Inc. (the “Company”) issued a press release providing an update on its response to the COVID-19 pandemic and withdrawing its financial guidance for the fiscal year ending April 25, 2020. The full text of the press release is attached hereto as Exhibit 99 and is incorporated by reference herein.

The information furnished pursuant to Item 7.01 of Form 8-K promulgated by the Securities and Exchange Commission (“SEC”) and in the accompanying Exhibit 99 shall not be deemed to be “filed” with the SEC for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of this information.

Item 8.01.	Other Events.

The Company hereby supplements the risk factors described in Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended April 27, 2019. The following risk factor disclosure should be read in conjunction with the risk factors described in the Annual Report on Form 10-K:

The extent to which the COVID-19 pandemic and measures taken in response thereto continue to impact our dental and animal health businesses, our results of operations and our financial condition will depend on future developments, which are highly uncertain and cannot be predicted.

Global health concerns relating to the COVID-19 pandemic have been weighing on the macroeconomic environment, and the pandemic has significantly increased economic uncertainty. Risks related to the disruption of our distribution capabilities and our dependence on suppliers, including with reference to the effect of a pandemic, and risks related to business fluctuations attributable to product demand, including production animal demand, appear in our Annual Report on Form 10-K for the fiscal year ended April 27, 2019. Additionally, due to inherent uncertainty in the outlook for demand for dental and companion animal products and services, we withdrew our previous financial guidance for fiscal year 2020, which assumed North American and international market conditions similar to those experienced in fiscal 2019 and, hence, did not reflect the impact of COVID-19. COVID-19 has already lowered spending on dental and companion animal products and services, and may, depending on future developments, result in even lower spending on such products and services. The pandemic has resulted in authorities implementing numerous measures to try to contain the virus, such as travel bans and restrictions, quarantines, shelter in place orders, and business shutdowns. These measures have not only negatively impacted consumer spending and business spending habits, they have also adversely impacted and may further impact our workforce and operations and the operations of our customers, suppliers and business partners. In particular, based upon the recommendations of the American Dental Association, the American Veterinary Medical Association and such organizations’ state-level counterparts, various dental and veterinary offices have recently announced that they are only performing emergency procedures, and rescheduling wellness exams and elective procedures. These measures may remain in place for a significant period of time and are likely to continue to adversely affect our business, results of operations and financial condition. The spread of COVID-19 in the United States, Canada and the United Kingdom has caused us to modify our business practices (including employee travel, employee work locations, and cancellation of physical participation in meetings, events and conferences), and we may take further actions as may be required by government authorities or that we determine are in the best interests of our employees, customers and business partners. There can be no certainty that such measures will be sufficient to mitigate the risks posed by COVID-19 or otherwise be satisfactory to government authorities. Furthermore, the economic effects of the pandemic and other governmental actions, including but not limited to the possible closure of borders for export which could have a significant adverse impact on the demand for beef, swine and dairy, could adversely affect our production animal supply business. The extent to which COVID-19 impacts our business, results of operations and financial condition will depend on future developments, which are highly uncertain and cannot be predicted, including, but not limited to, the duration and spread of the outbreak within the United States, Canada and the United Kingdom, its severity, the actions to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume. Even after COVID-19 has subsided, we may continue to experience materially adverse impacts to our business as a result of its global economic impact, including any recession that has occurred or may occur in the future. There are no comparable recent events which may provide guidance as to the effect of the spread of COVID-19, and, as a result, the ultimate impact of COVID-19, or a similar health epidemic or pandemic, is highly uncertain and subject to change. We do not yet know the full extent of the impacts on our dental and animal health businesses, our operations or the global economy as a whole. However, the effects could have a material impact on our results of operations.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99	Press Release of Patterson Companies, Inc., dated April 6, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATTERSON COMPANIES, INC.

Date: April 6, 2020	By:	/s/ Les B. Korsh
Les B. Korsh
Vice President, General Counsel and Secretary